EXHIBIT INDEX

                                                          Sequentially
  Exhibit No.                Exhibit                      Number Page

    4(i)    Articles of Incorporation as in effect
            May 4,1987 (Exhibit 3(i), Form 10-K for
            the fiscal year ended December 31, 1993, File No. 1-8489, incorporated by reference).

    4(ii) Bylaws of Dominion Resources, Inc. as in effect September 21, 1994 (Exhibit 3(ii),
            Form 10-K for the fiscal year ended
            December 31, 1994, File No. 1-8489,
            incorporated by reference).

    4(iii)  Dominion Subsidiary Savings Plan (filed herewith).

    4(iv)   Dominion Subsidiary Savings Plan Trust Agreement
            (filed herewith).

    5       Opinion of Hunton & Williams (filed herewith).

    23      Consent of Deloitte & Touche LLP (filed herewith).

    24      Powers of attorney (included herein).